SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549






                                  FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): April 13, 1995



                           CLARK EQUIPMENT COMPANY
           (Exact name of registrant as specified in its charter)



    Delaware                     1-5646            38-0425350
(State or other juris-        (Commission        (IRS Employer
diction of incorporation)     File Number)    Identification Number)



100 North Michigan Street
P. O. Box 7008
South Bend, Indiana
(Address of principal                                  46634
executive offices)                                  (Zip Code)


Registrant's telephone number                     (219) 239-0100
including area code





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

VME Group N.V. ("VME") was a joint venture owned 50% by Aktiebolaget Volvo of Sweden ("Volvo") and 50% by Clark-Hurth Components Marketing Company ("CHCMC"), a wholly-owned subsidiary of the Registrant.

On April 13, 1995, CHCMC sold all of its shares of VME to Volvo for a purchase price of $560 million. In addition on, or immediately prior to, the closing VME paid (1) CHCMC a dividend of $13 million and (2) Registrant the remaining unpaid principal balance of $35 million plus all accrued interest owed pursuant to a Promissory Note dated December 23, 1992 from VME to Registrant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

A pro forma Balance Sheet of Registrant, which reflects the sale of VME, along with a description of the pro forma adjustments is attached as page 3.

A pro forma Income Statement is not included with this Form 8-K because VME was treated as a discontinued operation in the financial statements included in Registrant's Form 10-K for the year 1994.


Exhibits

See attached Exhibit Index.


                                 SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CLARK EQUIPMENT COMPANY

                                        /s/ John J. Moran, Jr.

                                        John J. Moran, Jr.
                                        Assistant Secretary



Date: April 21, 1995






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
                          CLARK EQUIPMENT COMPANY
                          PRO-FORMA BALANCE SHEET
                             DECEMBER 31, 1994
                           (Dollars in Millions)
                                 BALANCES AT
                              DECEMBER 31, 1994
                                 AFTER CLARK                             PRO-FORMA
                                 PURCHASE OF     PRO-FORMA ADJUSTMENTS    BALANCE
                              CLUB CAR, INC.(A)   DEBITS       CREDITS      SHEET
ASSETS:
CASH                                   $96.6      $465.6 (1)   $100.0 (2)  $462.2
ACCOUNTS RECEIVABLE                    136.3                                136.3
INVENTORIES                            145.0                                145.0
DEFERRED TAXES - NET                    24.4                                 24.4
OTHER CURRENT ASSETS                    10.9                                 10.9
        TOTAL CURRENT ASSETS           413.2       465.6        100.0       778.8

INVESTMENT AND ADVANCES -
    ASSOCIATED COMPANIES                12.6                                 12.6
INVESTMENT IN DISCONTINUED
    OPERATIONS - VME GROUP N.V.        195.9                    195.9 (1)       -
DEFERRED TAX ASSETS - NET              100.4                                100.4
PROPERTY, PLANT & EQUIPMENT - NET      208.7                                208.7
GOODWILL                               387.0                                387.0
OTHER ASSETS                            44.0                                 44.0
        TOTAL ASSETS                $1,361.8      $465.6       $295.9    $1,531.5



LIABILITIES AND STOCKHOLDER'S EQUITY:

CURRENT LIABILITIES:
NOTES PAYABLE                          $11.9                                $11.9
ACCOUNTS PAYABLE AND ACCRUALS          178.8                                178.8
ACCRUED POSTRETIREMENT BENEFITS         21.1                                 21.1
DEFERRED INCOME TAXES                    1.0                                  1.0
CURRENT INSTALLMENTS OF
    LONG-TERM DEBT                      17.8                                 17.8
        TOTAL CURRENT LIABILITIES      230.6                                230.6

LONG-TERM BORROWINGS                   327.8       100.0 (2)                227.8
OTHER NON-CURRENT LIABILITIES           98.9                                 98.9
ACCRUED POSTRETIREMENT BENEFITS        241.8                                241.8
DEFERRED INCOME TAXES                   10.5                                 10.5
        TOTAL LIABILITIES              909.6       100.0                    809.6

STOCKHOLDERS' EQUITY                   452.2                    269.7 (1)   721.9

TOTAL LIABILITIES AND EQUITY        $1,361.8      $100.0       $269.7    $1,531.5

LEGEND:
(A) THIS BALANCE SHEET REPRESENTS THE PRO-FORMA BALANCE SHEET INCLUDED IN THE 8-K
    DATED MARCH 13, 1995 WHICH INCLUDES THE IMPACTS OF THE ACQUISITION OF CLUB CAR, INC.

(1) THIS ENTRY REFLECTS THE PROCEEDS AND THE GAIN ON THE SALE OF VME.  THE ENTRY
    TO CASH IS NET OF THE EXPENSES ($12.6 MILLION) AND TAXES RELATED TO THE SALE
    ($129.8 MILLION).  THE PROCEEDS INCLUDE PAYMENT OF A $35 MILLION LOAN TO VME WHICH
    WAS REPAID CONCURRENT WITH THE SALE.

(2) THIS ENTRY REFLECTS THE REPAYMENT OF DEBT UNDER THE COMPANY'S REVOLVING LOAN AGREEMENT WHICH WAS ASSUMED TO BE BORROWED TO PARTIALLY FUND THE ACQUISITION OF CLUB CAR, INC.

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                           EXHIBITS LIST AND INDEX



Exhibit                                      Filed Herewith Unless
Number              Description              Otherwise Indicated

(2)            Stock Purchase Agreement      Incorporated by reference
               dated as of March 5, 1995     to Exhibit 2(e) to
               by and among Aktiebolaget     Registrant's Form 10-K
               Volvo, Clark Equipment        for the year 1994
               Company and Clark-Hurth
               Components Marketing Company







































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